Exhibit 99.8

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	December, 2005
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing services to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		1/6/2006
DATE PLAN OF REORGANIZATION FILED		1/6/2006

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		1/19/2006
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		1/19/2006
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		602-607-2628

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

				CURRENT MONTH"S
Case Number: 2-05-BK-17104-RTB				RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS
	SVB Operating	B of A DIP	B of A DIP	Payroll	Tax	Total
	#	Checking	Money Market	#	#

Balance at Beginning of Period	33,564.13	6,014,309.66	-			6,047,873.79

RECEIPTS
Cash Sales
Accounts Receivable		316,635.50				316,635.50
Interest Income			3,852.73			3,852.73
Loans and Advances
Sale of Assets
Transfers from Other DIP Accounts		250,000.00	5,000,000.00			5,250,000.00
Other (attach list)		14,484.36				14,484.36

TOTAL RECEIPTS		581,119.86	5,003,852.73			5,584,972.59

DISBURSEMENTS
Business - Ordinary Operations		620,602.60				620,602.60
Capital Improvements
Pre-Petition Debt
Transfers to Other DIP Accounts		5,000,000.00	250,000.00			5,250,000.00
Other (attach list)	842.05					842.05

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees		724,190.95				724,190.95
U. S. Trustee Quarterly Fee
Court Costs

TOTAL DISBURSEMENTS	842.05	6,344,793.55	250,000.00			6,595,635.60

Balance at End of Month (See Note Below)	32,722.08	250,635.97	4,753,852.73			5,037,210.78
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above						6,595,635.60
Less: Transfers to Other DIP Accounts						5,250,000.00
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees						1,345,635.60

Balance at End of month excludes the following: Petty Cash and Miscellaneous cash of $1,473.73.

THREE-FIVE SYSTEMS, INC.

YTD12/31/2005

TFS Corp 12/31/05

Income Statement (Totals may not add due to rounding)

Net Sales	5,343,745
Total Cost of Sales	8,078,268
Gross Margin	(2,734,522)

Total Admin	10,887,814
Total Sales	2,012,340
Total SG&A	12,900,153
Total Engineering and R&D	569,343
Impairment of Goodwill	12,902,588
Impairment of IP	934,170
Loss (Gain) on Sale of Assets	21,749,340
Amortization of Customer Lists/Distrib Rights	333,334
Total Operating Expenses	49,388,928

Operating Income	(52,123,450)

Interest Income	541,302
Interest Expense	(21,253)
Other Income	980,163
Interest & Other Inc/(Exp)	1,500,212

Profit Before Tax	(50,623,238)

Income Taxes	14,273
Net Income	(50,637,511)

THREE-FIVE SYSTEMS, INC.

Balance Sheet (Unaudited) - Totals may not add due to rounding.
YTD12/31/2005

TFS Corp 12/31/05
ASSETS

CASH AND CASH EQUIVALENT	5,038,685
ACCOUNTS RECEIVABLE PRE	1,477,482
ACCOUNTS RECEIVABLE POST	217,949
INTERCO RECEIVABLE-TFS DI	1,997,189
INTERCO RECEIVABLE-REDMOND	13,073,059
INTERCO - TFS EMS POST FILING	314,966
ASSETS HELD FOR SALE	1,465
OTHER CURRENT ASSETS	1,621,734

TOTAL CURRENT ASSETS	23,742,528

PLANT, PROPERTY & EQUIPMENT	217,899
ACCUMULATED DEPRECIATION	(217,899)

NET FIXED ASSETS	0

OTHER ASSETS	2,151,292
INVESTMENT TFS DI	100

TOTAL ASSETS	25,893,920

Balance Sheet (Unaudited) Totals may not add due to rounding.

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	3,862,173
ACCOUNTS PAYABLE POST	767,625
OTHER ACCRUED LIABILITIES PRE	885,678
OTHER ACCRUED LIABILITIES POST	263,787

TOTAL CURRENT LIABILITIES	5,779,263

TOTAL LIABILITIES	5,779,263

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958
TREASURY STOCK	(1,170,526)
ADDITIONAL PAID-IN CAPITAL	201,071,395
RETAINED EARNINGS-CURRENT	(50,637,511)
RETAINED EARNINGS-PRIOR	(129,368,659)

TOTAL STOCKHOLDER'S EQUITY	20,114,657

TOTAL LIABILITIES & EQUITY	25,893,920

Case Number: 2-05-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	1,695,431.35	9,257.88		1,686,173.47
Less Amount Considered Uncollectible	0.00	0.00
Net Accounts Receivable	1,695,431.35	9,257.88	0.00	1,686,173.47

DUE FROM INSIDER
Schedule Amount	N/A
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory	N/A
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:	N/A

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	217,899.00			217,899.00
Accumulated Depreciation	(217,899.00)			(217,899.00)
Net Equipment	0.00	0.00	0.00	0.00
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:
NONE

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable - Excluding Professional	16,420	12,255	4,165	0
Taxes Payable	0
Notes Payable	0
Professional Fees Payable	751,205	700,581	47,164	3,460
Secured Debt	0
Other Accrued - Post Petition	263,787	263,787

Total Post-Petition Liabilities	1,031,412	976,623	51,329	3,460	0
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date
SEE ATTACHED	Payroll and Expense Reimbursement		52,158.18	177,808.64

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
SEE ATTACHED	10/26/2005		724,190.95	963,102.27

Total Payments to Professionals

December 2005 Cash Payments to Insiders
Three-Five Systems, Inc.

Type	Num	Date	Name	Further Description	Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	1084	12/02/2005	HAEUSSLER	INSIDER EXPENSE REIMBURSEMENT	(356.65)	B of A Checking	Pay	Post
Bill Pmt -Check	1096	12/15/2005	GOLDMAN	INSIDER EXPENSE REIMBURSEMENT	(854.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1097	12/15/2005	HIRVELA	INSIDER EXPENSE REIMBURSEMENT	(1,308.36)	B of A Checking	Pay	Post
Bill Pmt -Check	1101	12/15/2005	MALMBERG	INSIDER EXPENSE REIMBURSEMENT	(803.13)	B of A Checking	Pay	Post
Bill Pmt -Check	1104	12/15/2005	SALTICH	INSIDER EXPENSE REIMBURSEMENT	(42.73)	B of A Checking	Pay	Post
Bill Pmt -Check	1124	12/30/2005	WERNER	INSIDER EXPENSE REIMBURSEMENT	(591.79)	B of A Checking	Pay	Post
Payroll	Payroll	12/01/2005	Eric Haeussler	Payroll	(9,256.93)
Payroll	Payroll	12/01/2005	Jack Saltich	Payroll	(12,990.33)
Payroll	Payroll	12/15/2005	Jack Saltich	Payroll	(12,977.13)
Payroll	Payroll	12/29/2005	Jack Saltich	Payroll	(12,977.13)
					(52,158.18)

				Nov-05	(44,835.62)
				Oct-05	(53,875.91)
				Sep-05	(26,938.93)
				TOTAL TO DATE	(177,808.64)

December 2005 Cash Payments to Professionals
Three-Five Systems, Inc.

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	WIRE	12/09/2005	SQUIRE	PROFESSIONAL	(104,665.44)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/13/2005	BAKERMCKEN	PROFESSIONAL	(8,425.70)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/13/2005	BRIDGE	PROFESSIONAL	(173,827.85)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/13/2005	SGCOWEN	PROFESSIONAL	(360,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/30/2005	SQUIRE	PROFESSIONAL	(77,271.96)	B of A Checking	Pay	Post
			Total		(724,190.95)

			Nov-05		(238,911.32)
			Oct-05		0.00
			Sep-05		0.00
			TOTAL TO DATE		(963,102.27)

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE

			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?			X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?			X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
1. We continued to use the accounts previously established. We set up a Debtor-in-Possession account with Bank of
America in October and are working to transition all activity to this account.
2. TFS EMS Payroll is paid out of corporate. Payroll advances are normally repaid on a monthly basis.

Current number of employees:	5

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached.

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Orderly appraisal of all claims and equity interests and orderly wind down of operations designed to maximize recoveries to all creditors and, if possible, equity holders.

Identify any matters that are delaying the filing of a plan of reorganization:
None.

Three-Five Systems, Inc.
December 2005
Case Number: 2-05-BK-17104-RTB
Insurance coverages

Name & Address & Zip of	Description	Period Covered	Payment Amount
Other Parties			& Frequency
all subject to audit

St. Paul Travelers Casualty	Domestic Commercial Package Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Crime Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 406CH3941
St. Paul, MN 55102

St. Paul Travelers Casualty	Fiduciary Liability Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 583CM0452
St. Paul, MN 55102

St. Paul Travelers Casualty	International Package Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Ocean Marine Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy OC06100183
St. Paul, MN 55102

St. Paul Travelers Casualty	Worker's Compensation Insurance	6/12/05-6/12/06	paid in full
385 Washington Street	Policy WVA8900499
St. Paul, MN 55102

Executive Liability Underwriters	Directors' and Officers' Insurance	10/27/04-10/26/06	paid in full
One Constitution Plaza, 16th Floor	Policy ELU087305-04
Harford, CT 06103

Carolina Casualty Insurance	Employment Practices Insurance	5/1/05-5/1/06	paid in full
8381 Dix Ellis Trail	Policy 46523491
Jacksonville, FL 32256

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPT DETAIL
December 2005

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post

NonAuto	Bank Charges	12/31/2005	Bank Charges		(842.05)	SVB	Pay	Post
				Net Actitivity	(842.05)	SVB

				Beginning Balance	33,564.13	SVB
				Calculated Ending Balanace	32,722.08	SVB

				Balance per Cash Log	32,722.08	SVB
				Difference	0.00	SVB

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
December 2005

Type	Num	Date	Name	Further Description	Amount	Bank	Pay/Rcpt	Pre/Post

Bill Pmt -Check	1077	12/02/2005	ASCOM		-188.13	B of A Checking	Pay	Post
Bill Pmt -Check	1078	12/02/2005	AT&T PHONE		-1,485.21	B of A Checking	Pay	Post
Bill Pmt -Check	1079	12/02/2005	BANKOFNY		-1,827.42	B of A Checking	Pay	Post
Bill Pmt -Check	1080	12/02/2005	BLUE CROSS		-27,748.54	B of A Checking	Pay	Post
Bill Pmt -Check	1081	12/02/2005	BOWNE		-630.00	B of A Checking	Pay	Post
Bill Pmt -Check	1082	12/02/2005	DELPRADO		-1,043.45	B of A Checking	Pay	Post
Bill Pmt -Check	1083	12/02/2005	FED X		-63.06	B of A Checking	Pay	Post
Bill Pmt -Check	1084	12/02/2005	HAEUSSLER	INSIDER EXPENSE REIMBURSEMENT	-356.65	B of A Checking	Pay	Post
Bill Pmt -Check	1085	12/02/2005	HQGLOBAL		-9,029.46	B of A Checking	Pay	Post
Bill Pmt -Check	1086	12/02/2005	HORIZONMOV		-280.00	B of A Checking	Pay	Post
Bill Pmt -Check	1087	12/02/2005	JOBBROKERS		-955.50	B of A Checking	Pay	Post
Bill Pmt -Check	1088	12/02/2005	LINEARNET		-4,500.00	B of A Checking	Pay	Post
Bill Pmt -Check	1089	12/02/2005	MCMANIMIE		-219.10	B of A Checking	Pay	Post
Bill Pmt -Check	1090	12/02/2005	RENA		-353.60	B of A Checking	Pay	Post
Bill Pmt -Check	1091	12/09/2005	GUTIERREZ	PAYROLL REPLACEMENT CHECK	-2,727.94	B of A Checking	Pay	Post
Bill Pmt -Check	1092	12/15/2005	AFLAC		-172.10	B of A Checking	Pay	Post
Bill Pmt -Check	1093	12/15/2005	BLUE CROSS		-102,357.63	B of A Checking	Pay	Post
Bill Pmt -Check	1094	12/15/2005	CONTACTBEH		-256.00	B of A Checking	Pay	Post
Bill Pmt -Check	1095	12/15/2005	DEPOSITORY		-170.00	B of A Checking	Pay	Post
Bill Pmt -Check	1096	12/15/2005	GOLDMAN	INSIDER EXPENSE REIMBURSEMENT	-854.00	B of A Checking	Pay	Post
Bill Pmt -Check	1097	12/15/2005	HIRVELA	INSIDER EXPENSE REIMBURSEMENT	-1,308.36	B of A Checking	Pay	Post
Bill Pmt -Check	1098	12/15/2005	JOBBROKERS		-2,074.00	B of A Checking	Pay	Post
Bill Pmt -Check	1099	12/15/2005	JTANNER		-10,000.00	B of A Checking	Pay	Post
Bill Pmt -Check	1100	12/15/2005	LARSONALLEN		-1,432.00	B of A Checking	Pay	Post
Bill Pmt -Check	1101	12/15/2005	MALMBERG	INSIDER EXPENSE REIMBURSEMENT	-803.13	B of A Checking	Pay	Post
Bill Pmt -Check	1102	12/15/2005	RENA		-299.20	B of A Checking	Pay	Post
Bill Pmt -Check	1103	12/15/2005	RYANRAPP		-825.00	B of A Checking	Pay	Post
Bill Pmt -Check	1104	12/15/2005	SALTICH	INSIDER EXPENSE REIMBURSEMENCT	-42.73	B of A Checking	Pay	Post
Bill Pmt -Check	1105	12/15/2005	WAYLEN		-75.37	B of A Checking	Pay	Post
Bill Pmt -Check	1106	12/20/2005	MELANSON	PAYROLL REPLACEMENT CHECK	-19.22	B of A Checking	Pay	Post
Bill Pmt -Check	1107	12/20/2005	GILBERT	PAYROLL REPLACEMENT CHECK	-706.20	B of A Checking	Pay	Post
Bill Pmt -Check	1108	12/20/2005	TNGUYEN	PAYROLL REPLACEMENT CHECK	-719.74	B of A Checking	Pay	Post
Bill Pmt -Check	1109	12/21/2005	ROBERTHALF		-4,816.00	B of A Checking	Pay	Post
Bill Pmt -Check	1110	12/28/2005	BLUE CROSS	CLAIMS PAID NOVEMBER 2005	-48,431.18	B of A Checking	Pay	Post
Bill Pmt -Check	1111	12/30/2005	ASCOM		-187.88	B of A Checking	Pay	Post
Bill Pmt -Check	1112	12/30/2005	AT&T-IL/NJ		-1.57	B of A Checking	Pay	Post
Bill Pmt -Check	1113	12/30/2005	AT&T-AZ		-59.85	B of A Checking	Pay	Post
Bill Pmt -Check	1114	12/30/2005	BOWNE		-262.00	B of A Checking	Pay	Post
Bill Pmt -Check	1115	12/30/2005	Centennial Leasing		-465.73	B of A Checking	Pay	Post
Bill Pmt -Check	1116	12/30/2005	HQGLOBAL		-10,631.28	B of A Checking	Pay	Post
Bill Pmt -Check	1117	12/30/2005	JOBBROKERS		-1,596.00	B of A Checking	Pay	Post
Bill Pmt -Check	1118	12/30/2005	LAXAMANA		-3,000.00	B of A Checking	Pay	Post
Bill Pmt -Check	1119	12/30/2005	LINEARNET		-3,000.00	B of A Checking	Pay	Post
Bill Pmt -Check	1120	12/30/2005	QWEST		-2,428.87	B of A Checking	Pay	Post
Bill Pmt -Check	1121	12/30/2005	QWESTKY		-1,006.15	B of A Checking	Pay	Post
Bill Pmt -Check	1122	12/30/2005	RENA		-319.60	B of A Checking	Pay	Post
Bill Pmt -Check	1123	12/30/2005	ULTRADNS		-149.01	B of A Checking	Pay	Post
Bill Pmt -Check	1124	12/30/2005	WERNER	INSIDER EXPENSE REIMBURSEMENT	-591.79	B of A Checking	Pay	Post
Bill Pmt -Check	1125	12/30/2005	CHAVEZ SR.	PAYROLL REPLACEMENT	-1,085.43	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/06/2005	FIDELITYNY		-4,599.07	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/07/2005	MILLERADV	BANKRUPTCY NOTICE IN WSJ & USA TODAY FOR BAR DATE	-41,137.72	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/09/2005	SQUIRE	PROFESSIONAL	-104,665.44	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/13/2005	BAKERMCKEN	PROFESSIONAL	-8,425.70	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/13/2005	BRIDGE	PROFESSIONAL	-173,827.85	B of A Checking	Pay	Post

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
December 2005

Type	Num	Date	Name	Further Descripton	Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	WIRE	12/13/2005	SGCOWEN	PROFESSIONAL	-360,000.00	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/13/2005	THREE FIVE	TRANSFER TO BofA MM	-5,000,000.00	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/16/2005	FIDELITYNY		-1,309.80	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/30/2005	FIDELITYNY		-790.68	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	12/30/2005	SQUIRE	PROFESSIONAL	-77,271.96	B of A Checking	Pay	Post
NONAUTO	FSA FUNDING	12/31/2005	FSA FUNDING		-2,148.37	B of A Checking	Pay	Post
NONAUTO	BANK CHARGES	12/31/2005	BANK CHARGES		-2,160.21	B of A Checking	Pay	Post
NONAUTO	PAYROLL	12/15/2005	PAYROLL		-50,071.90	B of A Checking	Pay	Post
NONAUTO	PAYROLL	12/29/2005	PAYROLL		-110,472.74	B of A Checking	Pay	Post
NONAUTO	TFSEMSPOST	12/14/2005	SUBSIDIARY FUNDING		-135,570.88	B of A Checking	Pay	Post
NONAUTO	TFSEMSPOST	12/29/2005	SUBSIDIARY FUNDING		-20,786.15	B of A Checking	Pay	Post
				Total Post Payments	(6,344,793.55)	B of A Checking
				Total Payments	(6,344,793.55)	B of A Checking
Deposit	TFSEMSPOST	12/09/2005	SUBSIDIARY FUNDING	STOP PAYMENT OF ADP PAYROLL CHECK/AUTODEPOSIT	2,727.94	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	12/23/2005	BANK DEPOSIT	TFS MONEY MARKET CK100 TRANSFER FROM MONEY MKT	250,000.00	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	12/23/2005	BANK DEPOSIT	UPS REFUND ON ACCT CK 5236250	16.00	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	12/23/2005	BANK DEPOSIT	ADT REFUND ON ACCT CK 1902190	79.54	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	12/23/2005	BANK DEPOSIT	GARY WAYLEN PERSONAL SHIPMENT CK1056	63.06	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	12/23/2005	BANK DEPOSIT	BRILLIAN CORP EMPLOYEE EXERCISE OF STOCK OPTIONS CK 17396	101.22	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	12/23/2005	BANK DEPOSIT	LIGHTSTAT DEC05 NOTE PAYMENT CK 31711	1,855.70	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	12/23/2005	BANK DEPOSIT	LARSONALLEN COBRA PYMTS CK 6269	8,510.29	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	12/23/2005	BANK DEPOSIT	QWEST REFUND ON ACCT CK443655	45.18	B of A Checking	Rcpt	Post
Deposit	103303	12/29/2005	REDPOST	SUBSIDIARY FUNDING	316,635.50	B of A Checking	Rcpt	Post
Deposit	TFSEMSPOST	12/30/2005	SUBSIDIARY FUNDING	STOP PAYMENT OF ADP PAYROLL CHECK/AUTODEPOSIT	1,085.43	B of A Checking	Rcpt	Post
				Total Receipts	581,119.86	B of A Checking
				Net Actitivity	(5,763,673.69)	B of A Checking

				Beginning Balance	6,014,309.66	B of A Checking
				Calculated Ending Balance	250,635.97	B of A Checking

				Balance per cash log	250,635.97	B of A Checking
				Difference	(0.00)	B of A Checking

				Ending Cash - Bank of America Checking	250,635.97
				Ending Cash - Bank of America Money Market	4,753,852.73
				Ending Cash - SVB	32,722.08
				Petty Cash	620.31
				Merrill Lynch	0.79
				Cash - SVB CD (Interest)	852.63
				Total Cash Per Balance Sheet	5,038,684.51

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post

Bill Pmt -Check	100	12/22/2005	THREE FIVE	TRANSFER TO BofA CHECKING	(250,000.00)	B of A MM	Pay	Post
				Total Post Payments	(250,000.00)
Deposit	DEPOSIT	12/13/2005	BANK DEPOSIT	TRANSFER FROM TFS CHECKING TO OPEN MONEY MKT ACCT	5,000,000.00	B of A MM	Rcpt	Post
Interest	Interest Earned	12/30/2005			3,852.73	B of A MM	Rcpt	Post
				Total Receipts	5,003,852.73
				Net Actitivity	4,753,852.73	B of A MM

				Beginning Balance	0.00	B of A MM
				Calculated Ending Balanace	4,753,852.73	B of A MM

				Balance per Cash Log	4,753,852.73	B of A MM
				Difference	0.00	B of A MM